Q2 2021 Update Exhibit 99.1

Highlights 03 Financial Summary 04 Operational Summary 06 Vehicle Capacity            07 Core Technology                   08 Other Highlights 09 Outlook 10 Photos                                                                                     11 Key Metrics                                                                           19 Financial Statements 21 Additional Information 27

In the second quarter of 2021, we broke new and notable records. We produced and delivered over 200,000 vehicles, achieved an operating margin of 11.0% and exceeded $1B of GAAP net income for the first time in our history. Supply chain challenges, in particular global semiconductor shortages and port congestion, continued to be present in Q2. The Tesla team, including supply chain, software development and our factories, worked extremely hard to keep production running as close to full capacity as possible. With global vehicle demand at record levels, component supply will have a strong influence on the rate of our delivery growth for the rest of this year.  We successfully launched Tesla Vision in Q2, which was mainly possible due to our ability to use data from over a million Tesla vehicles to source a large, diverse and accurate dataset. Solving full autonomy is a difficult engineering challenge in which we continue to believe can only be solved through the collection of large, real-world datasets and cutting-edge AI.  Public sentiment and support for electric vehicles seems to be at a never-before-seen inflection point. We continue to work hard to drive down costs and increase our rate of production to make electric vehicles accessible to as many people as possible.   Operating cash flow less capex (free cash flow) of $619M in Q2 Net debt and finance lease repayments of $1.6B in Q2 In total, $912M decrease in our cash and cash equivalents in Q2 to $16.2B Cash Record vehicle production and deliveries in Q2 Successful launch of FSD subscription in July Started delivering the new Model S to customers Profitability $1.3B GAAP operating income; 11.0% operating margin in Q2 $1.1B GAAP net income; $1.6B non-GAAP net income (ex-SBC1) in Q2 28.4% GAAP Automotive gross margin (25.8% ex-credits) in Q2 Operations S U M M A R Y H I G H L I G H T S 3 (1) SBC = stock-based compensation

F I N A N C I A L  S U M M A R Y (Unaudited) 4 (1) Prior period results have been retroactively adjusted to reflect the five-for-one stock split effected in the form of a stock dividend in August 2020. EPS = Earnings per share

FINANCIAL SUMMARY

Revenue

Total revenue grew 98% YoY in Q2. This was primarily achieved through substantial growth in vehicle deliveries, as well as growth in other parts of the business. At the same time, vehicle ASP[1] declined by 2% YoY as Model S and Model X deliveries were reduced in Q2 due to the product updates and as lower ASP China-made vehicles became a larger percentage of our mix.

Profitability

Our operating income improved in Q2 compared to the same period last year to $1.3B, resulting in an 11.0% operating margin. This profit level was reached while incurring SBC expense attributable to the 2018 CEO award of $176M in Q2, driven by a new operational milestone becoming probable.

Operating income increased YoY mainly due to volume growth and cost reduction. Positive impacts were partially offset by growth in operating expenses including increased SBC, Model S/X ramp (negative margin in Q2), additional supply chain costs, lower regulatory credit revenue, Bitcoin-related impairment of $23M and other items.

Cash

Quarter-end cash and cash equivalents decreased to $16.2B in Q2, driven mainly by net debt and finance lease repayments of $1.6B, partially offset by free cash flow of $619M.

(1) ASP = average selling price

5

Days of supply is calculated by dividing new car ending inventory by the relevant quarter’s deliveries and using 75 trading days (aligned with Automotive News definition). In Q2 2021, we began including mobile service vehicles dedicated to tire repair in our mobile service fleet total. Prior period totals have been adjusted to reflect this change. 6 O P E R A T I O N A L   S U M M A R Y (Unaudited)

VEHICLE CAPACITY

Global demand continues to be robust, and we are producing at the limits of available parts supply. While we saw ongoing semiconductor supply challenges in Q2, we were able to further grow our production.

US: California and Texas

Production ramp of Model S progressed over the course of Q2, and we expect it will continue to increase throughout the rest of the year. Given strong U.S. demand, the majority of all Model 3/Y production was delivered in North America. Buildout of Gigafactory Texas continued to progress in Q2 with commissioning having begun in some areas of the factory.

China: Shanghai

While we experienced minor interruptions due to supply chain challenges and factory upgrades, production in Shanghai remained strong. Per our planned roadmap, we recently introduced a standard range version of Model Y in China, which starts at ¥276,000 post incentives. Due to strong U.S. demand and global average cost optimization, we have completed the transition of Gigafactory Shanghai as the primary vehicle export hub.

Europe: Berlin-Brandenburg

While our global production lines continue to run as fast as possible, European demand remains well above supply, resulting in growing wait times for delivery. We continue installing equipment, have begun testing tools and are working as quickly as possible toward starting production in Berlin, while growing import volumes in the interim.

Installed Annual Capacity		Current	Status
California	**Model S / Model X**	100,000	Production
	Model 3 / Model Y	500,000	Production
Shanghai	**Model 3 / Model Y**	>450,000	Production
Berlin	**Model Y**	-	Construction
Texas	**Model Y**	-	Construction
	Cybertruck	-	In development
TBD	**Tesla Semi**	-	In development
	Roadster	-	In development
	Future Product	-	In development

Installed capacity ≠ current production rate and there may be limitations discovered as production rates approach capacity. Production rates depend on a variety of factors, including equipment uptime, component supply, downtime related to factory upgrades, regulatory considerations and other factors.


2.0%
1.5%
1.0%
0.5%
0.0%
US/Canada
Europe
China
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21

Market share of Tesla vehicles by region (TTM)

Source: Tesla estimates based on ACEA; Autonews.com; CAAM – light-duty vehicles only

7

C O R E   T E C H N O L O G Y Autopilot and Full Self Driving (FSD) After selling over a million vehicles equipped with radar, we have collected enough data to start removing it in some regions. The removal of radar, which is enabled by our collection of a vast dataset of corner cases, allows us to focus on vision and increase the pace of improvement. Our first customers downloaded FSD V9 Beta in July, prompting strong positive feedback from current users. Vehicle Software Our team has demonstrated an unparalleled ability to react quickly and mitigate disruptions to manufacturing caused by semiconductor shortages. Our electrical and firmware engineering teams remain hard at work designing, developing and validating 19 new variants of controllers in response to ongoing semiconductor shortages. Battery and Powertrain We have successfully validated performance and lifetime of our 4680 cells produced at our Kato facility in California. We are nearing the end of manufacturing validation at Kato: field quality and yield are at viable levels and our focus is now on improving the 10% of manufacturing processes that currently bottleneck production output. While substantial progress has been made, we still have work ahead of us before we can achieve volume production. Internal crash testing of our structural pack architecture with a single-piece front casting has been successful. View from vehicle cameras 8 What the vehicle sees (FSD V9 Beta)

OTHER HIGHLIGHTS

Energy Storage

Energy storage deployments more than tripled YoY in Q2, driven mainly by recognition of several Megapack projects. Energy storage deployments can vary meaningfully quarter to quarter depending on the timing of specific project milestones. Powerwall remained exceptionally popular as deployments nearly doubled YoY. Energy storage production continues to be held back by supply chain challenges as our backlog remains long.

Solar Retrofit and Solar Roof

Solar deployments reached 85 MW in Q2, more than tripling YoY. Additionally, cash/loan solar deployments more than quadrupled YoY. Solar Roof deployments grew substantially both YoY as well as sequentially in Q2. Thus far, our solar + storage product remains very popular, and we continue to improve efficiency of our install crews.

Services and Other

Gross margin of the Services & Other business reached nearly breakeven in Q2, the best result in four years. This improvement was driven mainly by strong performance in used vehicles as well as our continued focus on cost efficiency.


1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Q3-2016
Q4-2016
Q1-2017
Q2-2017
Q3-2017
Q4-2017
Q1-2018
Q2-2018
Q3-2018
Q4-2018
Q1-2019
Q2-2019
Q3-2019
Q4-2019
Q1-2020
Q2-2020
Q3-2020
Q4-2020
Q1-2021
Q2-2021

Tesla Energy Storage deployments in GWh (can vary meaningfully)


4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Q3-2016
Q4-2016
Q1-2017
Q2-2017
Q3-2017
Q4-2017
Q1-2018
Q2-2018
Q3-2018
Q4-2018
Q1-2019
Q2-2019
Q3-2019
Q4-2019
Q1-2020
Q2-2020
Q3-2020
Q4-2020
Q1-2021
Q2-2021

Tesla Energy Storage deployments in GWh (TTM)

9

O U T L O O K Volume Cash Profit Product We plan to grow our manufacturing capacity as quickly as possible. Over a multi-year horizon, we expect to achieve 50% average annual growth in vehicle deliveries. In some years we may grow faster, which we expect to be the case in 2021. The rate of growth will depend on our equipment capacity, operational efficiency, and the capacity and stability of the supply chain. We have sufficient liquidity to fund our product roadmap, long-term capacity expansion plans and other expenses. We expect our operating margin will continue to grow over time, continuing to reach industry-leading levels with capacity expansion and localization plans underway. We believe we remain on track to build our first Model Y vehicles in Berlin and Austin in 2021. The pace of the respective production ramps will be influenced by the successful introduction of many new product and manufacturing technologies, ongoing supply-chain related challenges and regional permitting. To better focus on these factories, and due to the limited availability of battery cells and global supply chain challenges, we have shifted the launch of the Semi truck program to 2022. We are also making progress on the industrialization of Cybertruck, which is currently planned for Austin production subsequent to Model Y. 10

P H O T O S

12 G I G A F A C T O R Y B E R L I N - M O D E L Y F A C T O R Y C O N S T R U C T I O N

13 G I G A F A C T O R Y B E R L I N - P A I N T S H O P

14 G I G A F A C T O R Y T E X A S - M O D E L Y F A C T O R Y C O N S T R U C T I O N 6 months ago Present day

15 G I G A F A C T O R Y T E X A S - S T A M P I N G P R E S S

16 G I G A F A C T O R Y T E X A S - M O D E L Y B O D Y S H O P

17 G I G A F A C T O R Y T E X A S - M O D E L Y F A C T O R Y C O N S T R U C T I O N

G I G A F A C T O R Y   S H A N G H A I   -   E X P A N S I O N C O N T I N U E S 18

Vehicle Deliveries (units) K E Y   M E T R I C S   Q U A R T E R L Y (Unaudited) 19 Operating Cash Flow ($B) Free Cash Flow ($B) Net income ($B) Adjusted EBITDA ($B)

Vehicle Deliveries (units) Operating Cash Flow ($B) Free Cash Flow ($B) K E Y   M E T R I C S   T R A I L I N G   1 2   M O N T H S   ( T T M ) (Unaudited) 20 Net income ($B) Adjusted EBITDA ($B)

F I N A N C I A L S T A T E M E N T S

S T A T E M E N T O F O P E R A T I O N S (Unaudited) 22 (1)Prior period results have been retroactively adjusted to reflect the five-for-one stock split effected in the form of a stock dividend in August 2020.

B A L A N C E   S H E E T (Unaudited) 23

S T A T E M E N T   O F   C A S H   F L O W S  (Unaudited) 24

R e c o n c I l I a t I o n   o f   G A A P   t o   N o n – G A A P   F I n a n c I a l   I n f o r m a t I o n (Unaudited) 25 (1) Prior period results have been retroactively adjusted to reflect the five-for-one stock split effected in the form of a stock dividend in August 2020.

R e c o n c I l I a t I o n   o f   G A A P   t o   N o n – G A A P   F I n a n c I a l   I n f o r m a t I o n (Unaudited) 26 TTM = Trailing twelve months

A D D I T I O N A L   I N F O R M A T I O N WEBCAST INFORMATION Tesla will provide a live webcast of its second quarter 2021 financial results conference call beginning at 2:30 p.m. PT on July 26, 2021 at ir.tesla.com. This webcast will also be available for replay for approximately one year thereafter.   CERTAIN TERMS When used in this update, certain terms have the following meanings. Our vehicle deliveries include only vehicles that have been transferred to end customers with all paperwork correctly completed. Our energy product deployment volume includes both customer units installed and equipment sales; we report installations at time of commissioning for storage projects or inspection for solar projects, and equipment sales at time of delivery. "Adjusted EBITDA" is equal to (i) net income (loss) attributable to common stockholders before (ii)(a) interest expense, (b) provision for income taxes, (c) depreciation, amortization and impairment and (d) stock-based compensation expense, which is the same measurement for this term pursuant to the performance-based stock option award granted to our CEO in 2018. "Free cash flow" is operating cash flow less capital expenditures. “Net orders” means configured orders for vehicles in production minus cancellations. Average cost per vehicle is cost of revenues – automotive sales divided by vehicle deliveries (excluding leases). “Days sales outstanding” is equal to (i) average accounts receivable, net for the period divided by (ii) total revenues and multiplied by (iii) the number of days in the period. “Days payable outstanding” is equal to (i) average accounts payable for the period divided by (ii) total cost of revenues and multiplied by (iii) the number of days in the period. NON-GAAP FINANCIAL INFORMATION Consolidated financial information has been presented in accordance with GAAP as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures include non-GAAP automotive gross margin, non-GAAP net income (loss) attributable to common stockholders, non-GAAP net income (loss) attributable to common stockholders on a diluted per share basis (calculated using weighted average shares for GAAP diluted net income (loss) attributable to common stockholders), Adjusted EBITDA, Adjusted EBITDA margin and free cash flow. These non-GAAP financial measures also facilitate management’s internal comparisons to Tesla’s historical performance as well as comparisons to the operating results of other companies. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to our investors regarding our financial condition and results of operations, so that investors can see through the eyes of Tesla management regarding important financial metrics that Tesla uses to run the business and allowing investors to better understand Tesla’s performance. Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under U.S. GAAP when understanding Tesla’s operating performance. A reconciliation between GAAP and non-GAAP financial information is provided above.  FORWARD-LOOKING STATEMENTS Certain statements in this update, including statements in the “Outlook” section; statements relating to the future development, ramp, production capacity and output rates, demand and market growth, deliveries, deployment, service, availability, range and other features and improvements and timing of existing and future Tesla products and technologies such as Model 3, Model Y, Model X, Model S, Tesla Semi, Cybertruck, Autopilot and Full Self Driving software, hardware and equipment, our energy storage and solar products and the battery and powertrain technologies we are developing; statements regarding operating margin, spending and liquidity; and statements regarding construction, expansion, improvements and/or ramp and related timing at the California Factory, Gigafactory Shanghai, Gigafactory Berlin and Gigafactory Texas are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: uncertainties in future macroeconomic and regulatory conditions arising from the current global pandemic; the risk of delays in launching and manufacturing our products and features cost-effectively; our ability to grow our sales, delivery, installation, servicing and charging capabilities and effectively manage this growth; consumers’ demand for electric vehicles generally and our vehicles specifically; the ability of suppliers to deliver components according to schedules, prices, quality and volumes acceptable to us, and our ability to manage such components effectively; any issues with lithium-ion cells or other components manufactured at Gigafactory Nevada; our ability to build and ramp Gigafactory Shanghai, Gigafactory Berlin and Gigafactory Texas in accordance with our plans; our ability to procure supply of battery cells, including through our own manufacturing; risks relating to international expansion; any failures by Tesla products to perform as expected or if product recalls occur; the risk of product liability claims; competition in the automotive and energy product markets; our ability to maintain public credibility and confidence in our long-term business prospects; our ability to manage risks relating to our various product financing programs; the status of government and economic incentives for electric vehicles and energy products; our ability to attract, hire and retain key employees and qualified personnel and ramp our installation teams; our ability to maintain the security of our information and production and product systems; our compliance with various regulations and laws applicable to our operations and products, which may evolve from time to time; risks relating to our indebtedness and financing strategies; and adverse foreign exchange movements. More information on potential factors that could affect our financial results is included from time to time in our Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in our quarterly report on Form 10-Q filed with the SEC on April 28, 2021. Tesla disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.    27